                                                                    EXHIBIT 10.1


                                                                  EXECUTION COPY


                              EMPLOYMENT AGREEMENT

         This employment agreement (the "Agreement") is entered into as of February 28, 2007 between OXiGENE, Inc., a Delaware corporation ("OXiGENE"), and John Kollins (the "Executive").

                              W I T N E S S E T H:

         WHEREAS, OXiGENE and Executive desire to enter into an employment agreement relating to the position of OXiGENE's Senior Vice President and Chief Business Officer.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, OXiGENE and Executive hereby agree as follows:

         1.       Employment

                  1.1 Executive shall serve in the capacity of Senior Vice President and Chief Business Officer, and shall have the duties, responsibilities and authority assigned to Executive by OXiGENE's President and Chief Executive Officer to whom he shall report.

         Executive, so long as he is employed hereunder, (i) shall devote substantially all of his full professional time and attention to the services required of him as an employee of OXiGENE, except as otherwise agreed and except as permitted in accordance with paid vacation time subject to OXiGENE's existing vacation policy, and subject to OXiGENE's existing policies pertaining to reasonable periods of absence due to sickness, personal injury or other disability, (ii) shall use his best efforts to promote the interests of OXiGENE, and (iii) shall discharge his responsibilities in a diligent and faithful manner, consistent with sound business practices. Notwithstanding the above, the Executive may continue to serve as a consultant / advisor for the entities listed on Exhibit A provided that such service does not create any conflicts, ethical or otherwise, with Executive's responsibilities to OXiGENE and further provided that Executive's time commitments do not unreasonably interfere with his fulfillment of his responsibilities hereunder, as determined by OXiGENE.

         2.       Term

         The term of Executive's employment under this Agreement shall commence at a date mutually agreed upon by the parties and shall continue until terminated by either party in accordance with Section 6 hereof (the "Employment Term").

         3.       Base Salary; Stock Options, Sign-on Bonus



    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

                                                                  EXECUTION COPY


                  3.1 During the Employment Term, Executive initially shall be paid an annual base salary in the amount of $275,000 (such amount as adjusted, from time to time, the "Base Salary"), payable in biweekly (26) installments in accordance with OXiGENE's payroll schedule from time to time in effect. Executive will be eligible for consideration for 30-40% bonus on a yearly basis (the "Annual Bonus"), based upon OXiGENE's assessment of the performance of Executive and OXiGENE, and at sole discretion of OXiGENE.

OXiGENE shall grant to Executive, subject to approval by the Compensation Committee of the Board, options to purchase 200,000 shares of OXiGENE's common stock at an exercise price equal to the fair market value of such stock on the date of grant pursuant to and in accordance with the terms of OXiGENE's 2005 Stock Plan (the "Stock Plan") and OXiGENE's standard form of option agreement. To the extent allowed by law, the options shall be treated as incentive options. 100,000 of the options shall vest in four equal annual increments over the four
(4) year period measured from the date of grant of such options, with vesting to begin on the one (1) year anniversary of the grant date. 100,000 of the options (the "Contingent Options") shall vest upon execution of a major outlicensing deal, approved by the Board of Directors, for [***] rights to one or more indications for an OXiGENE drug candidate, provided that the deal is associated with significant [***] terms, such as, for example, [***] upfront payment, [***] payments, and [***].

Executive shall earn a $60,000 signing bonus, payable on the first payroll following date of employment. If Executive's employment hereunder is terminated either by OXiGENE for Cause or voluntarily by Executive in the absence of a Good Reason (as defined in Section 6.6) within one (1) year of the Commencement Date, the Employee will promptly repay a portion of the Commencement Bonus equal to the amount of the Commencement Bonus, net of applicable taxes and deductions, multiplied by a fraction, the numerator of which equals the number of days from the effective date of such termination to the first anniversary of the Commencement Date and the denominator of which will be 365.


         4.       Benefits

         Executive shall be entitled to participate in employee benefit plans and arrangements made available by OXiGENE generally to OXiGENE employees of comparable rank during the Employment Term.

         5.       Business Expenses & Relocation Expenses

                  5.1 The Executive shall be entitled to receive an American Express Corporate Card (or other card should OXiGENE change to another card issuer), for business related expenses and prompt reimbursement will be made for all reasonable and customary expenses incurred by him in performing services hereunder during the Employment term; provided that such expenses are incurred and accounted for in accordance with the policies and procedures established by OXiGENE.



    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

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                                                                  EXECUTION COPY


                  5.2 If the Executive relocates, OXiGENE shall reimburse Executive for up to $75,000 for Relocation Expenses (as defined below) relating to such relocation so long as the Executive is employed by OXiGENE at the time of the relocation. Such reimbursement shall be made provided that such expenses are incurred and accounted for in accordance with the policies and procedures established by OXiGENE. "Relocation Expenses" shall mean reasonable expenses incurred by the Executive related to costs of the physical movement of all goods and vehicles that are in Executive's California home, up to three round trip airfares and hotel accommodations for "house hunting" and up to three months of temporary housing for the Executive and the Executive's dependents. If the Executive is terminated for Cause or voluntarily terminates his employment within 1 year of relocation, he shall reimburse OXiGENE promptly for any payments it has made under this section.

         6.       Termination

                  6.1 The Executive may resign from employment with OXiGENE upon written notice to OXiGENE.

                  6.2 If the Executive's employment is terminated by OXiGENE other than for Cause (as defined below) or the Executive's disability, then OXiGENE shall provide to Executive the following termination compensation:

                  (a) payments equal to Executive's then-current Base Salary for a period of twelve (12) months, payable on OXiGENE's normal paydays.

                  (b) a payment equal to the portion of the Executive's Base Salary that has accrued prior to any termination of the Executive's employment with OXiGENE that has not yet been paid;

                  (c) to the extent required by law and OXiGENE's policy, an amount equal to the value of the Executive's accrued but unused vacation days;

                  (d) the amount of any expenses properly incurred by the Executive on behalf of OXiGENE prior to any termination and not yet reimbursed;

                  (e) the Annual Bonus related to the most recently completed calendar year, if not already paid.

                  (f) should Executive timely elect and be eligible for COBRA coverage, payment of Executive's COBRA premiums for the Executive and the Executive's immediate family's medical and dental insurance coverage for a period of twelve (12) months;



    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

                                                                  EXECUTION COPY



                           provided, that OXiGENE shall have no obligation to provide such coverage if Executive becomes eligible for medical and dental coverage with another employer. Executive shall give prompt written notice to the Company on attaining such eligibility.

         Notwithstanding anything to the contrary herein, OXiGENE's obligation to provide the termination compensation described in this Section 6.2 shall be conditional upon the Executive delivering to OXiGENE, and not thereafter revoking, a fully executed general release, in a form satisfactory to OXiGENE, of all claims against OXiGENE, its affiliates, and each of their officers, directors, employees, agents and attorneys. Such payments described in Sections 6.2(a), (b), (c), (d), (e) and (f), unless otherwise required by law, shall become due on the first payday which is at least ten (10) business days after the Executive delivers to OXiGENE said release.

              6.3 If, following any Change in Control (as such term is defined below) and prior to the expiration of one (1) year from the date of such Change in Control, (1) Employee's employment is terminated (other than for Cause or the Executive's disability) or (2) in the event of a Termination with Good Reason, then

                  (a) The Employee shall receive, as soon as practicable after the Termination Date:

                           (i) An amount equal to twelve (12) months of Executive's then current Base Salary; and (ii) the termination compensation described in Sections 6.2(b), (c), (d), (e), (f) and (h) above.

                  (b) All stock options, stock appreciation rights, restricted stock, and other incentive compensation granted to the Executive by OXiGENE, if and only to the extent such instruments are outstanding on the date of termination, shall vest and remain exercisable in accordance with the terms of the applicable stock plan and the agreement entered pursuant thereto, and the Executive may exercise all such vested options and rights, and shall receive payments and distributions accordingly.

"Change in Control" shall mean the occurrence of any of the following events:

(i) Ownership. Any "Person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the "Beneficial Owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of OXiGENE representing 50% or more of the total voting power represented by OXiGENE's then outstanding voting securities (excluding for this purpose any such voting securities held by OXiGENE or its affiliates or by any employee benefit plan of OXiGENE) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or



    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

                                                                  EXECUTION COPY


(ii) Merger/Sale of Assets. (A) A merger or consolidation of OXiGENE whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of OXiGENE outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) at least 50% of the total voting power represented by the voting securities of OXiGENE or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the stockholders of OXiGENE approve an agreement for the sale or disposition by OXiGENE of all or substantially all of OXiGENE's assets; or

(iii) Change in Board Composition. A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of OXiGENE as of the date of this Agreement, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to OXiGENE).

                  6.4 Except as otherwise set forth in this Section 6, all obligations of OXiGENE under this Agreement shall cease if, during the Employment Term, OXiGENE terminates Executive for Cause or the Executive resigns his employment. Upon such termination, Executive shall be entitled to receive only the termination compensation described under Sections 6.2(b), (c) and (d).

6.5 For the purposes of this Agreement, the term "Cause" shall mean any of the following:

                  (a) the Executive's substantial failure to perform any of his duties hereunder or to follow reasonable, lawful directions of the Board or any officer to whom the Executive reports;

                  (b) the Executive's willful misconduct or willful malfeasance in connection with his employment; (c) the Executive's conviction of, or plea of nolo contendere to, any crime constituting a felony under the laws of the United States or any state thereof, or any other crime involving moral turpitude;

                  (d) the Executive's material breach of any of the provisions of this Agreement, OXiGENE's bylaws or any other agreement with OXiGENE;

                  (e) the Executive's engaging in misconduct which has caused significant injury to OXiGENE, financial or otherwise, or to OXiGENE's reputation; or

                  (f) any act, omission or circumstance constituting cause under the law governing this Agreement.



    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

                                                                  EXECUTION COPY


         If Cause arises under Section 6.5(a), (b), (d), (e), or (f), the Executive shall be given a minimum period of thirty (30) days to reasonably cure such Cause (if reasonably subject to cure).

                  6.6 For the purposes of this Agreement, "Good Reason" shall mean: (i) without the Executive's express written consent, any material reduction in Executive's title, or responsibilities compared to those prior to a Change in Control (as such term is defined in Section 6.3); (ii) without the Executive's express written consent, a material reduction by OXiGENE in the Executive's total compensation as in effect on the date hereof or as the same may be increased from time to time, provided that it shall not be deemed a material reduction if (a) the amount of Executive's Annual Bonus is less than the amount of any previously awarded Annual Bonuses or (b) a benefit is amended and such amendment affects all eligible executive participants; or (iii) the Company breaches a material term of this Agreement and such breach has remained uncured for a minimum of thirty (30) days after Executive has notified OXiGENE of breach. To be effective, such notice must be in writing and set forth the specific alleged Good Reason for termination and the factual basis supporting the alleged Good Reason.

                  6.7 The foregoing payments upon Executive's termination shall constitute the exclusive payments due Executive upon termination of his employment with OXiGENE under this Agreement or otherwise, provided, however that except as stated above, such payments shall have no effect on any benefits which may be payable to Executive under any plan of OXiGENE which provides benefits after termination of employment.

         7.       Taxes.

         Any amounts or benefits payable or provided to the Executive hereunder shall be paid or provided to the Executive subject to all applicable taxes required to be withheld by OXiGENE pursuant to national and/or local law. The Executive shall be solely responsible for all taxes imposed on the Executive by reason of his receipt of any amounts of compensation or benefits payable hereunder and OXiGENE makes no representation, warranty or promise regarding the tax treatment of any payment or benefit provided to the Executive.

         8.       Non-Competition / Non-Solicitation

                  8.1 While the Executive is employed by OXiGENE and for a period of 12 months following the termination of his employment (the "Noncompetition Period"), the Executive shall not, for himself or on behalf of any other person or entity, directly or indirectly, whether as principal, partner, agent, independent contractor, stockholder, employee, consultant, representative or in any other capacity, own, manage, operate or control, be concerned or connected with, or employed by, , engage in or have a financial interest in any Restricted Business (as defined in Section 8.3) anywhere in the world (the "Restricted Territory") except that nothing in this Agreement shall preclude the Executive from purchasing or owning securities of any such business if such securities are publicly traded, and provided that the Executive's holdings do not exceed two (2%)



    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

                                                                  EXECUTION COPY


percent of the issued and outstanding securities of any class of securities of such business. OXiGENE acknowledges that as of the effective date of this Agreement, the Executive directly owns less than two percent (2%) of the issued and outstanding securities in the privately-held entity listed in Exhibit B that is engaged in pharmaceutical research and development. Nothing in this Agreement shall preclude the Executive from owning said securities or require that the Executive divest said securities during either his employment with OXiGENE or the Noncompetition Period.

                  8.2 In addition, during the Noncompetition Period the Executive shall not, either individually or on behalf of or through any third party, solicit, divert or appropriate or attempt to solicit, divert or appropriate, for the purpose of competing with OXiGENE or any present or future parent, subsidiary or other affiliate of OXiGENE which is engaged in the Restricted Business, any customers, clients or vendors of OXiGENE with whom the Executive has had contact or to whom the Executive has provided services during the Executive's employment with OXiGENE.


                  8.3 For the purposes of this Agreement, the term "Restricted Business" shall mean any person, partnership, corporation, business organization or other entity (or a division or business unit of any entity) whose primary business is the research, development, manufacture, marketing or selling of products or services that are the same as or similar to those that OXiGENE is researching, developing, manufacturing, marketing or selling during the Executive's employment with OXiGENE, provided that (i) after the Executive's employment with OXiGENE has terminated, this definition shall apply only with respect to products and services that are the same as or similar to those that OXiGENE was engaged in or developing during the last two (2) years of his employment with OXiGENE; (ii) nothing in this definition shall operate to prevent Executive from working for or with respect to any subsidiary, division or affiliate (each, a "Unit") of an entity if that Unit is not itself a Restricted Business, irrespective of whether some other Unit of such entity constitutes a Restricted Business (as long as the Executive does not provide any services for such other Unit); and (iii) Restricted Business will not include researching, developing, manufacturing, marketing or selling products or services other than those products or services being researched, developed, manufactured, marketed, or sold by or on behalf of OXiGENE when the Executive's employment with OXiGENE terminates.

                  8.4 During the Non-Competition Period, neither the Executive nor any Executive-Controlled Person (as defined below) will, without the prior written consent of the Board, directly or indirectly solicit for employment, or make an unsolicited recommendation to any other person that it employ or solicit for employment any person who is or was, at any time during the nine (9) month period prior to the Termination date, an officer, Executive or key employee of OXiGENE or any affiliate of OXiGENE. As used in this Agreement, the term "Executive-Controlled Person" shall mean any company, partnership, firm or other entity as to which Executive possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities, by contract or otherwise.



    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

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Notwithstanding the forgoing, this provision shall not apply to the solicitation of individuals who have, for at least one (1) year prior to the Termination
Date, not been employed by OXiGENE.


                  8.5 The provisions contained in this Section 8 as to the time periods, scope of activities, persons or entities affected, and territories restricted shall be deemed divisible so that, if any provision contained in this
Section 8 is determined to be invalid or unenforceable, such provisions shall be deemed modified so as to be valid and enforceable to the full extent lawfully permitted.

                  8.6 Executive agrees that the provisions of this Section 8 are reasonable and necessary for the protection of OXiGENE and that they may not be adequately enforced by an action for damages and that, in the event of a material breach thereof by Executive or any Executive-Controlled Person, OXiGENE shall be entitled to apply for and obtain injunctive relief in any court of competent jurisdiction to restrain the breach or threatened breach of such violation or otherwise to enforce specifically such provisions against such violation, without the necessity of the posting of any bond by OXiGENE. Executive further covenants under this Section 8, that OXiGENE shall be entitled to an accounting and repayment of all profits, compensation, commissions, remuneration or other benefits that Executive directly or indirectly has realized and/or may realize as a result of, growing out of or in connection with any such violation. Such a remedy shall, however, be cumulative and not exclusive and shall be in addition to any injunctive relief or other legal equitable remedy to which OXiGENE is or may be entitled.

         9.       Indemnification

         OXiGENE, to the extent permitted by its Articles and By Laws, shall indemnify the Executive for all claims, losses, expenses, costs, obligations, and liabilities of every nature whatsoever incurred by the Executive to any third party as a result of the Executive's acts or omissions as an employee of OXiGENE, but excluding from such indemnification any claims, losses, expenses, costs, obligations, or liabilities incurred by the Executive as a result of the Executive's bad faith, willful misconduct or gross negligence.

         10.      Attorney's Fees and Expenses

         OXiGENE and the Executive agree that in the event of litigation arising out of or relating to this Agreement, the prevailing party shall be entitled to reimbursement from the other party to the prevailing party's reasonable attorney fees and expenses.

         11.      Amendments

         This Agreement may not be altered, modified or amended except by a written instrument signed by each of the parties hereto.



    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

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         12.      Assignments

         Neither this Agreement nor any of the rights or obligations hereunder shall be assigned or delegated by any party hereto without the prior written consent of the other party; provided, however, that any payments and benefits owed to Executive under this Agreement shall inure to the benefit of his heirs and personal representatives.

         13.      Waiver

         Waiver by any party hereto of any breach or default by any other party of any of the terms of this Agreement shall not operate as a waiver of any other breach or default, whether similar to or different from the breach or default waived.

         14.      Severability

         In the event that any one or more of the provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

         15.      Notices

         All notices and other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by registered mail, return receipt requested, postage prepaid, addressed as follows:

         If to Executive, to him as follows:

         John Kollins
         1337 Third Avenue
         San Francisco, CA 94122


         If to OXiGENE, to it as follows:

         OXiGENE, Inc.
         230 Third Avenue
         Waltham, MA  02451
         Attn: Richard Chin or his successor

Or to such other address or such other person as Executive or OXiGENE shall designate in writing in accordance with this Section 15, except that notices regarding changes in notices shall be effective only upon receipt.

         16.      Headings



    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

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         Headings to Sections in this Agreement are for the convenience of the parties only and are not intended to be a part of, or to affect the meaning or interpretation of, this Agreement.

         17.      Governing Law; Venue; Jury Waiver

         This Agreement shall be governed by the laws of the Commonwealth of Massachusetts without reference to the principles of conflict of laws. Each of the parties hereto consents to the jurisdiction of the federal and state courts of the Commonwealth of Massachusetts in connection with any claim or controversy arising out of or connected with this Agreement, and said courts shall be the exclusive fora for the resolution of any such claim or controversy. Service of process in any such proceeding may be made upon each of the parties hereto at the address of such party as determined in accordance with Section 15 of this Agreement, subject to the applicable rules of the court in which such action is brought. Both the Executive and OXiGENE waive any right they may have to a trial by jury and agree that any dispute between them arising from or relating to the Agreement or the Executive's employment shall be tried by a judge sitting without a jury.

         18.      All Other Agreements Superseded.

         Except for Executive's Confidentiality and Inventions Agreement, which the Executive shall sign as a condition of his employment and of the effectiveness of this Agreement, this Agreement contains the entire agreement between Executive and OXiGENE with respect to all matters relating to Executive's employment with OXiGENE and, as of the date hereof, will supersede and replace any other agreements, written or oral, between the parties relating to the terms or conditions of Executive's employment with OXiGENE.

         IN WITNESS WHEREOF, OXiGENE and Executive have caused this Agreement to be executed as of the date first above written.


                                       /s/ John Kollins
                                       -----------------------------------------
                                       John Kollins


                                       March 5, 2007
                                       -----------------------------------------
                                       Start Date


                                       OXiGENE, Inc.



                                       By:    /s/ Richard Chin
                                              ----------------------------------
                                       Name:  Dr. Richard Chin
                                       Title: President & CEO



    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

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                                    Exhibit A

CovX, Advisory Board Chairman
Ingenium Pharmaceuticals, Consultant
Entelos, Inc., Consultant



    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

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                                    EXHIBIT B

GTAb, Inc. (affiliate of CovX)



    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.